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                                                                    Exhibit 99.2

STATE OF TEXAS    (S)
                  (S)
COUNTY OF DENTON  (S)

                           NOTE MODIFICATION AGREEMENT

     THIS NOTE MODIFICATION AGREEMENT (this "Modification Agreement") is entered
                                             ----------------------
into as of the 21/st/ day of June, 2002, by and between KATIE PETROLEUM, INC., a Texas corporation ("Lender"), and RETRACTABLE TECHNOLOGIES, INC., a Texas
                    ------
corporation, ("Borrower").
               --------

                                    RECITALS:

     A. Borrower and Lender have entered into that certain First Amendment to Loan Agreement dated as of the date hereof (the "Amendment"), for purposes of
                                                 ---------
amending that certain Loan Agreement dated November 12, 2001 (the "Loan
                                                                   ----
Agreement").
---------

     B. Pursuant to the Loan Agreement, the Lender, among other things, purchased that certain Commercial Variable Rate First Deed of Trust Promissory Note dated February 18, 2000 (the "Note"), made and executed by Borrower,
                                   ----
originally payable to the order of First International Bank in the original principal amount of $1,500,000.00.

     C. The Note is secured, among other security, by (i) that certain Commercial Deed of Trust dated February 18, 2000, executed by Borrower and filed for record in the Office of the County Clerk of Denton County, Texas on February 24, 2000, under Instrument File Number 00-R0016390 (the "Deed of Trust"), and
(ii) that certain Assignment of Rents dated February 18, 2000, executed by Borrower and filed for record in the Office of the County Clerk of Denton County, Texas on February 24, 2000, under Instrument File Number 00-R0016391 (the "Assignment of Rents"), which Deed of Trust and Assignment of Rents have been assigned to Lender.

     D. The Loan Agreement, the Note, the Deed of Trust, the Assignment of Rents and all other documents and instruments now or hereafter governing, evidencing, guaranteeing, securing or otherwise relating to payment of all or any part of the indebtedness evidenced by the Note are herein collectively called the "Loan
                                                                           ----
Documents." The liens and security interests created by the Loan Documents are
---------
herein collectively called the "Liens."
                                -----

     E. Concurrently herewith, Lender and Borrower are entering into a Securities Purchase Agreement (herein so called) pursuant to which, among other things, Borrower agrees to issue shares of its Series V Class B Convertible Preferred Stock ("Series V Stock") to Lender in exchange for the cancellation and settlement of a portion of the indebtedness of Borrower under the Note, as hereinafter provided.

     F. Borrower and the Lender now desire to modify the Note as hereinafter provided and desire to enter into this Modification Agreement to provide for the foregoing and to ratify and confirm the Loan Documents and to ratify the Liens and confirm that they continue to secure the Note.

                                        1

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                                   AGREEMENTS:

                                   Article 1.
                              Modification of Note

     The Note and the indebtedness evidenced thereby shall be, and are hereby, renewed and modified as follows:

     Section 1.01 The parties hereto acknowledge and agree that (i) immediately prior to the issuance of the Series V Stock pursuant to the Securities Purchase Agreement, the outstanding principal balance of the Note is $1,429,286.77, (ii) effective as of the date hereof, $1,179,284.00 of the indebtedness evidenced by the Note is hereby cancelled and discharged, and (iii) the outstanding principal balance of the Note after such cancellation and discharge is $250,002.77 as of the date hereof.

     Section 1.02 The payment schedule set forth in the Note is amended to read as follows:

        Borrower shall pay the principal and interest according to the following schedule:

               (a) Accrued interest shall be payable monthly on the 18/th/ day of each calendar month; and (b) all outstanding principal shall be due and payable on February 18, 2005.

     Section 1.03 This Agreement is subject to the terms and conditions of the Loan Agreement dated November 12, 2001 and the First Amendment to that Loan Agreement dated as of the date hereof.

                                   Article 2.
                                  Defined Terms

     Section 2.01 Defined Terms. Each capitalized term not otherwise defined
                  -------------
herein shall have the meaning assigned to such term in the Loan Agreement.

                                   Article 3.
                          Ratification; Indemnification

     Section 3.01 Ratification. The terms and provisions set forth in this
                  ------------
Modification Agreement shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and any other Loan Document, and except as expressly modified and superseded by this Modification Agreement and the Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Note, as amended and modified hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. The Liens are hereby ratified and confirmed as continuing to secure payment of the Note, as modified hereby. Nothing herein shall in any manner diminish, impair or extinguish the Note, any of the indebtedness evidenced thereby, any of the other Loan Documents or the Liens, except as provided in Section 1.01 hereof.

                                        2

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     Section 3.02 Indemnification. Lender hereby agrees to indemnify Borrower
                  ---------------
from, and hold Borrower harmless against, any and all losses, liabilities, claims, damages, penalties, judgments, disbursements, costs, interest, expenses (including reasonable attorneys' fees) and amounts paid in settlement to which Borrower may become subject which directly or indirectly arise from or relate to any claim by any party that Borrower has any indebtedness, obligation or liability under the Note in excess of the reduced amount of indebtedness of Borrower existing after the cancellation and discharge of indebtedness pursuant to Section 1.01 hereof.

                                   Article 4.
                              Consent of Guarantor

     Section 4.01 Guarantor Consent. The Guarantor hereby joins in this
                  -----------------
Modification Agreement to evidence his consent to execution by Borrower of this Modification Agreement, to confirm that his guaranty applies and shall continue to apply to the Note, as modified by this Modification Agreement, and to acknowledge that without such consent and confirmation, Lender would not execute this Modification Agreement.

                                   Article 5.
                                  Miscellaneous

     Section 5.01 Reference to Agreement. Each of the Loan Documents is hereby
                  ----------------------
amended so that any reference in such Loan Documents to the Note shall mean a reference to the Note, as amended hereby.

     Section 5.02 Severability. Any provision of this Modification Agreement
                  ------------
held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Modification Agreement and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 5.03 APPLICABLE LAW. THIS MODIFICATION AGREEMENT AND ALL OTHER LOAN
                  --------------
DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     Section 5.04 Successors and Assigns. This Modification Agreement is binding
                  ----------------------
upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns.

     Section 5.05 Counterparts. This Modification Agreement may be executed in
                  ------------
one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     Section 5.06 Headings. The headings, captions, and arrangements used in
                  --------
this Modification Agreement are for convenience only and shall not affect the interpretation of this Modification Agreement.

                NOTICE PURSUANT TO TEX. BUS. & COMM. CODE (S)26.02

                                        3

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THIS MODIFICATION AGREEMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE
PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

                                       4

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         EXECUTED effective as of the date first set forth above.

                                    BORROWER:
                                    --------

                                    RETRACTABLE TECHNOLOGIES, INC.


                                    By: /s/ Thomas J. Shaw
                                       -----------------------------------------
                                         Name:  Thomas J. Shaw
                                              ----------------------------------
                                         Title: CEO President
                                               ---------------------------------


                                    LENDER:
                                    ------

                                    KATIE PETROLEUM, INC.


                                    By: /s/ John A. Jackson
                                       -----------------------------------------
                                         Name:  John A. Jackson
                                              ----------------------------------
                                         Title: President / CEO
                                               ---------------------------------

STATE OF TEXAS     (S)
                   (S)
COUNTY OF Denton   (S)

         The foregoing instrument was ACKNOWLEDGED before me this 2 day of July, 2002, by Thomas Shaw, the President CEO of RETRACTABLE TECHNOLOGIES, INC., a Texas corporation, on behalf of said corporation.

                                           /s/ Tabatha Polley
                                           -------------------------------------
      [STAMP]                              Notary Public for State of Texas
                                           Printed Name: TABATHA POLLEY
                                                        ------------------------
                                           My Commission Expires: 02-07-04
                                                                 ---------------

STATE OF TEXAS     (S)
                   (S)
COUNTY OF Dallas   (S)

         The foregoing instrument was ACKNOWLEDGED before me this 2 day of July, 2002, by John Jackson, the CEO of KATIE PETROLEUM, INC., a Texas corporation, on behalf of said corporation.

                                           /s/ Sally A. Williams
                                           -------------------------------------
      [STAMP]                              Notary Public for State of Texas
                                           Printed Name: SALLY A. WILLIAMS
                                                        ------------------------
                                           My Commission Expires: 6-29-2003
                                                                 ---------------

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                                           JOINED BY GUARANTOR:
                                           -------------------

                                           /s/ Thomas J. Shaw
                                           -------------------------------------
                                           THOMAS J. SHAW, Individually

STATE OF TEXAS     (S)
                   (S)
COUNTY OF Denton   (S)

         The foregoing instrument was ACKNOWLEDGED before me this 2 day of July, 2002, by THOMAS J. SHAW, an Individual.

                                           /s/ Tabatha Polley
                                           -------------------------------------
      [STAMP]                              Notary Public for State of Texas
                                           Printed Name: TABATHA POLLEY
                                                        ------------------------
                                           My Commission Expires: 02-07-04
                                                                 ---------------

WHEN RECORDED, RETURN TO:
------------------------

J T Langham Jr
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Po Box 802063
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Dallas, TX 75380 - 2063
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